UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

VESPER HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1819 West Avenue Bay 2 Miami Beach, FL		33139
(Address of principal executive offices)		(Zip Code)

(786) 216-7037

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	VSPRU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	VSPR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	VSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, Vesper Healthcare Acquisition Corp. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved both The Beauty Health Company 2021 Incentive Award Plan (the “2021 Plan”), including the authorization of an initial share reserve of 14,839,640 shares of the Company’s common stock under the 2021 Plan, and The Beauty Health Company Employee Stock Purchase Plan (the “ESPP” and, together with the 2021 Plan, the “Plans”), including the authorization of the initial share reserve of 2,000,000 shares of the Company’s common stock under the ESPP. The Plans became effective upon stockholder approval. The Company’s executive officers are eligible to participate in the Plans.

A description of the material terms of the Plans is set forth in the Company’s definitive proxy statement filed with the SEC on April 7, 2021 (the “Proxy Statement”) and is incorporated herein by reference. Copies of the Plans are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2021, the Company held the Special Meeting in lieu of the 2021 annual meeting of the Company’s stockholders, at which holders of 45,423,288 shares of common stock (consisting of 33,923,288 shares of Class A Stock and 11,500,000 shares of Class B Stock) were present in person or by proxy, representing 78.99% of the voting power of the shares of the Company’s common stock as of April 14, 2021, the record date for the Special Meeting, and constituting a quorum for the transaction of business. Each of the proposals listed below is described in more detail in the Proxy Statement, and incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1. The stockholders approved that certain Agreement and Plan of Merger dated December 8, 2020 by and among the Company, Hydrate Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Hydrate Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), LCP Edge Intermediate, Inc., a Delaware corporation and indirect parent of Edge Systems LLC d/b/a The HydraFacial Company (“HydraFacial”), and LCP Edge Holdco, LLC (“LCP,” and, in its capacity as the stockholders’ representative, the “Stockholders’ Representative”) (the “Merger Agreement”) and transactions contemplated thereby, including (i) the merger of Merger Sub I with and into HydraFacial, with HydraFacial continuing as the surviving corporation (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of HydraFacial with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). 2,672,690 shares of Class A Stock were presented for redemption in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain
43,651,782	1,771,251	225

2. The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination and a private placement pursuant to which certain investors have agreed to purchase an aggregate of 35,000,000 shares of Class A Stock. The voting results for this proposal were as follows:

For	Against	Abstain
43,564,149	1,832,676	26,463

3. The stockholders adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”). The voting results for this proposal were as follows:

For	Against	Abstain
42,160,735	3,220,717	41,836

4. The stockholders approved, on a non-binding advisory basis, each separate proposal with respect to certain governance provisions in the A&R Certificate in accordance with SEC requirements. The voting results for each separate proposal were as follows:

4A. To amend the Company’s Amended and Restated Certificate of Incorporation (the “Existing A&R Certificate”) to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate and bylaws:

For	Against	Abstain
30,177,303	15,199,630	46,355

4B. To amend the Existing A&R Certificate to elect not to be governed by Section 203 of the Delaware General Corporate Law (“DGCL”) and instead, include a provision in the Existing A&R Certificate that is substantially similar to Section 203 of the DGCL, but excludes the equityholders of BLS Investor Group LLC (“BLS Investor

Group”) and their respective successors and affiliates or their transferees or any person whose ownership of shares in excess of the 15 percent limitation set forth therein is the result of any action taken solely by the Company from the definition of “interested stockholder,” and to make certain related changes:

For	Against	Abstain
39,840,581	5,515,052	67,655

4C. To amend the Existing A&R Certificate to increase the total number of authorized shares of all classes of common stock from 220,000,000 shares to 320,000,000 shares:

For	Against	Abstain
42,604,688	2,784,013	34,587

4D. To amend the Existing A&R Certificate to provide that certain transactions are not “corporate opportunities” and that each of BLS Investor Group, Linden Manager III LP (an affiliate of LCP, the majority owner of HydraFacial), DW Management Services, L.L.C. (an affiliate of DW Healthcare Partners IV (B), L.P., a minority owner of HydraFacial) and the investment funds affiliated with the foregoing and their respective successors and affiliates and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who serve as officers or directors of the Company, will not be subject to the doctrine of corporate opportunity:

For	Against	Abstain
34,336,688	11,026,473	60,127

5. The stockholders elected seven directors to serve staggered terms on the Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified. The voting results for each nominee were as follows:

Name	Class	For	Withhold
Clint Carnell	I	43,154,352	2,268,936
Michelle Kerrick	I	43,153,541	2,269,747
Michael D. Capellas	II	44,986,455	436,833
Dr. Julius Few	II	44,991,361	431,927
Brian Miller	II	43,153,992	2,269,296
Brenton L. Saunders	III	44,990,734	432,554
Doug Schillinger	III	43,154,470	2,268,818

Based on the votes set forth above, each director nominee was duly elected, each Class I director to serve until the Company’s 2022 annual meeting of stockholders, each Class II director to serve until the Company’s 2023 annual meeting of stockholders and each Class III director to serve until the Company’s 2024 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

6. The stockholders approved the 2021 Plan, including the authorization of the initial share reserve under the 2021 Plan. The voting results for this proposal were as follows:

For	Against	Abstain
33,489,147	11,881,057	53,084

7. The stockholders approved the ESPP, including the authorization of the initial share reserve under the ESPP. The voting results for this proposal were as follows:

For	Against	Abstain
44,885,271	488,525	49,492

8. The stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of proposals 1, 2, 3 and 5 described above. The voting results for this proposal were as follows:

For	Against	Abstain
36,467,624	8,943,319	12,345

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	The Beauty Health Company 2021 Incentive Award Plan

10.2	The Beauty Health Company Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vesper Healthcare Acquisition Corp.

Dated: April 30, 2021	By:	/s/ Brenton L. Saunders
		Name:	Brenton L. Saunders
		Title:	Chief Executive Officer